UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): November 14, 2013

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

Prior Earnings Releases.  On May 15, 2014, Owens Realty Mortgage, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the quarter ended March 31, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company’s management team held a conference call on Friday, May 16, 2014, at 11:30 a.m. Eastern Time to discuss the first quarter financial results. A dial-in replay of the call will be available through June 16, 2014. To listen to the replay, dial (877) 870-5176 (United States) or (858) 384-5517 (International) and enter code: 13581691. A copy of the conference call transcript is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On March 27, 2014, the Company issued a press release announcing, among other things, the Company’s financial results for the fourth quarter and year ended December 31, 2013. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On November 14, 2013, the Company issued a press release announcing, among other things, the Company’s financial results for the quarter ended September 30, 2013. A copy of this press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K, including all accompanying exhibits, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01                      Regulation FD Disclosure

Investor Presentation at REITWeek 2014.  The Company will be making a presentation at REITWeek 2014, NAREIT's Investor Forum®, taking place in New York, New York on Thursday, June 5, 2014. Copies of the materials to be presented and made available at the conference accessible on the Company’s website at www.owensrealtymortgage.com under the Investor Relations section.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 15, 2014 announcing, among other things, the Company’s financial results for the first quarter ended March 31, 2014.
99.2	Transcript of the May 16, 2014 conference call conducted by the Company.
99.3	Press Release dated March 27, 2014 announcing, among other things, the Company’s financial results for the fourth quarter and year ended December 31, 2013.
99.4	Press Release dated November 14, 2013 announcing, among other things, the Company’s financial results for the third quarter ended September 30, 2013.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:           June 2, 2014                                                 By: /s/ William C. Owens
Name:  William C. Owens
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated May 15, 2014 announcing, among other things, the Company’s financial results for the first quarter ended March 31, 2014.
99.2	Transcript of the May 16, 2014 conference call conducted by the Company.
99.3	Press Release dated March 27, 2014 announcing, among other things, the Company’s financial results for the fourth quarter and year ended December 31, 2013.
99.4	Press Release dated November 14, 2013 announcing, among other things, the Company’s financial results for the third quarter ended September 30, 2013.